2 Cautionary Notice Regarding Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about the benefits of the merger between Seacoast and Big Lake, including future financial and operating results, cost savings, enhanced revenues, and accretion to reported earnings that may be realized from the merger, as well as statements with respect to Seacoast's and Big Lake's plans, objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward- looking statements. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements. You can identify these forward-looking statements through our use of words such as "may," "will," "anticipate," "assume," "should," "indicate," "would," "believe," "contemplate," "expect," "estimate," "continue," "point to," "project," "could," "intend" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic conditions; governmental monetary and fiscal policies, as well as legislative and regulatory changes; the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks and sensitivities; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses of Seacoast and Big Lake will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, including compliance costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; the risk of obtaining necessary governmental approvals of the merger on the proposed terms and schedule; the potential failure of Big Lake's shareholders to approve the merger; increased competitive pressures and solicitations of Big Lake's customers by competitors; as well as the difficulties and risks inherent in seeking to increase the volume of loans in the competitive Big Lake market. All written or oral forward looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2004 under "Special Cautionary Notice Regarding Forward- Looking Statements," and otherwise in our SEC reports and filings. Such reports are available upon request from Seacoast, or from the Securities and Exchange Commission, including through the SEC's Internet website at http://www.sec.gov. Other Important Information About this Presentation Big Lake's shareholders are urged to read the proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information about Seacoast, Big Lake and the proposed transaction. Big Lake's shareholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Seacoast and Big Lake, without charge, at the SEC's Internet website at http://www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference into, or otherwise referred to in, the proxy statement/prospectus can also be obtained, without charge, by directing a written request to Seacoast Banking Corporation of Florida, 815 Colorado Avenue, Stuart, Florida 34994, Attention: Office of the Secretary, or to Big Lake Financial Corporation, 1409 South Parrott Avenue, Okeechobee, Florida 34974, Attention: President. The respective directors and executive officers of Seacoast and Big Lake and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Seacoast's directors and executive officers is available in its proxy statement filed with the SEC by Seacoast on April 11, 2005, and information regarding Big Lake's directors and executive officers can be obtained upon written request to Big Lake as provided above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, shares of Seacoast's common stock, or the solicitation of any proxies from Big Lake's shareholders.

Overview of Big Lake Financial Established in 1986 to service the southern / central area of Florida Nine full service branches in seven counties in central Florida (two operations facilities) #1 community bank headquartered in the seven county growing markets Extensive community banking experience and strong ties to central Florida Senior team lead by Joe Mullins (CEO since 1988) Strong community Board of Directors Remarkable core deposit base Results in low cost funding below peers Conservative balance sheet Low loan to deposit ratio and below peer net interest margin - (clear opportunity) Clean balance sheet with excellent asset quality - Minimal charge-offs Fee income above peers - approximately 1% of avg. assets 116 full time employees

Deal Terms1 SBCF will pay $71.62 for each fully diluted share of Big Lake Total deal value of approximately $43 million Common shares will be exchanged for 1,775,000 shares of SBCF stock No significant change in pro-forma capital ratios (1) At Announcement

Transaction Merits Accretive to projected EPS (without cost-outs) for the foreseeable future Clear cost saving opportunities - efficiency ratio 65% to 70% Significant potential revenue enhancements from increased loan growth Merger execution risks mitigated by future growth and efficiencies Comparable deposit mix with 30% noninterest bearing deposits (95% core deposits) Extremely valuable cost of funds at 1.16% Increases total assets by over $300m (15%) to $2.4 billion Further solidifies SBCF as a super community bank and one of Florida's largest remaining independents

Geographic Markets Big Lake Markets in Blue SBCF Markets in Red SBCF Markets in Red SBCF Markets in Red